Exhibit 10.1
EXECUTION COPY
REGISTRATION RIGHTS AGREEMENT
CIPHERGEN BIOSYSTEMS, INC.
and
The Initial Purchasers of Ciphergen Biosystems, Inc.’s
7.00% CONVERTIBLE SENIOR NOTES DUE 2011
Dated as of November 15, 2006

     REGISTRATION RIGHTS AGREEMENT, dated as of November 15, 2006 among Ciphergen Biosystems, Inc., a Delaware corporation (together with any successor entity, herein referred to as the “Company”), and the initial purchasers of the Company’s Notes (as such term is defined below) named in Annex A hereto (each, and “Initial Purchaser,” and collectively, the “Initial Purchasers”) under those separate Exchange Agreements (as defined below).
     Pursuant to those certain Exchange Agreements, each dated as of November 3, 2006, between the Company and each of the Initial Purchasers (collectively, the “Exchange Agreements”), the Initial Purchasers have agreed to purchase from the Company a total of up to $16,500,000 in aggregate principal amount of 7.00% Convertible Senior Notes Due 2011 (the “Notes”). The Notes will be convertible into fully paid, nonassessable shares of common stock, no par value per share, of the Company (the “Common Stock”). The Notes will be convertible on the terms, and subject to the conditions, set forth in the Indenture (as defined herein).
     The parties hereby agree as follows:
     1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:
     “Affiliate”: of any specified person means any other person which, directly or indirectly, is in control of, is controlled by or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Agreement”: This Registration and Investor Rights Agreement.
     “Amendment Effectiveness Deadline Date”: has the meaning set forth in Section 2(e) hereof.
     “Blue Sky Application”: As defined in Section 6(a)(i) hereof.
     “Business Day”: The definition of “Business Day” in the Indenture.
     “Commission”: Securities and Exchange Commission.
     “Common Stock”: As defined in the preamble hereto.

     “Company”: As defined in the preamble hereto.
     “EDGAR”: Electronic Data Gathering and Retrieval System.
     “Effectiveness Period”: As defined in Section 2(a)(iii) hereof.
     “Effectiveness Target Date”: As defined in Section 2(a)(ii) hereof.
     “Exchange Act”: Securities Exchange Act of 1934, as amended.
     “Exchange Agreements”: As defined in the preamble hereto.
     “Holder”: A Person who owns, beneficially or otherwise, Transfer Restricted Securities.
     “Indemnified Holder”: As defined in Section 6(a) hereof.
     “Indenture”: The Indenture, dated as of November 15, 2006 between the Company and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which the Notes are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.
     “Initial Purchasers”: As defined in the preamble hereto.
     “Liquidated Damages”: As defined in Section 3(a) hereof.
     “Majority of Holders”: Holders holding over 50% of the aggregate principal amount of Notes outstanding; provided that, for the purpose of this definition, a holder of shares of Common Stock which constitute Transfer Restricted Securities and issued upon conversion of the Notes shall be deemed to hold an aggregate principal amount of Notes (in addition to the principal amount of Notes held by such holder) equal to the product of (x) the number of such shares of Common Stock held by such holder and (y) the conversion rate in effect at the time of such conversion as determined in accordance with the Indenture.
     “NASD”: National Association of Securities Dealers, Inc.
     “Notes”: As defined in the preamble hereto.
     “Notice Holder”: means, on any date, any Holder that has delivered a Selling Securityholder Questionnaire to the Company on such date.

     “Person”: An individual, partnership, corporation, company, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.
     “Prospectus”: The prospectus included in a Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.
     “Registration Default”: As defined in Section 3(a) hereof.
     “Securities Act”: Securities Act of 1933, as amended.
     “Selling Securityholder Questionnaire”: means a written notice executed by the respective Holder and delivered to the Company containing substantially the information called for by the Selling Securityholder Questionnaire attached as Annex B hereto.
     “Shelf Filing Deadline”: As defined in Section 2(a)(i) hereof.
     “Shelf Registration Statement”: As defined in Section 2(a)(i) hereof.
     “Suspension Notice”: As defined in Section 4(c) hereof.
     “Suspension Period”: As defined in Section 4(b)(i) hereof.
     “TIA”: Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder, in each case, as in effect on the date the Indenture is qualified under the TIA.
     “Transfer Restricted Securities”: Each Note and each share of Common Stock issued upon conversion of Notes until the earlier of:
     (i) the date on which such Note or such share of Common Stock issued upon conversion has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement;
     (ii) the date on which such Note or such share of Common Stock issued upon conversion is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred by a person who is not an affiliate of the Company pursuant to Rule 144(k) under the Securities Act (or any other similar provision then in force); or

     (iii) the date on which such Note or such share of Common Stock issued upon conversion ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise).
     Unless the context otherwise requires, the singular includes the plural, and words in the plural include the singular.
     2. Shelf Registration.
     (a) The Company shall:
     (i) use its reasonable best efforts to cause to be filed as promptly as practicable, but in any event not later than 30 days after the date hereof (the “Shelf Filing Deadline”), a registration statement on Form S-3 (the “Shelf Registration Statement”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof (in the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form; provided, that the Company shall undertake to register the Transfer Restricted Securities on Form S-3 as soon as such form is available, provided, further, that the Company shall maintain the effectiveness of the Shelf Registration Statement then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Transfer Restricted Securities has been declared effective by the SEC);
     (ii) use its reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission not later than: (a) if the Shelf Registration Statement receives a “no-review” status from the Commission, 90 days after the date hereof, or (b) if the Shelf Registration Statement is reviewed by the Commission, 120 days after the date hereof (the “Effectiveness Target Date”); and
     (iii) subject to Section 4(b)(i) hereof, use its reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Holders of Transfer

Restricted Securities entitled, subject to Section 2(b), to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time, for a period (the “Effectiveness Period”) until the earliest of:
     (1) two years following the date hereof;
     (2) the date when the Holders of Transfer Restricted Securities are able to sell all such Transfer Restricted Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto; or
     (3) the date when all of the Transfer Restricted Securities are registered under the Shelf Registration Statement and disposed of in accordance with the Shelf Registration Statement.
     (b) At the time the Shelf Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date five (5) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Transfer Restricted Securities in accordance with applicable law. None of the Company’s security holders (other than the Holders of Transfer Restricted Securities) shall have the right to include any of the Company’s securities in the Shelf Registration Statement.
     (c) If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Transfer Restricted Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Transfer Restricted Securities), the Company shall use its reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within fifteen (15) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof.

     (d) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as reasonably requested by the Holders or by the Trustee on behalf of the Holders of the Transfer Restricted Securities covered by such Shelf Registration Statement.
     (e) Each Holder agrees that if such Holder wishes to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(e) and Section 4(b). Each Holder wishing to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Selling Securityholder Questionnaire to the Company at least five (5) Business Days prior to the effectiveness of the Shelf Registration Statement. From and after the date the Shelf Registration Statement is declared effective, the Company shall, within a reasonably practicable period of time after the date a Selling Securityholder Questionnaire is delivered, and in any event within the later of ten (10) Business Days after such date or ten (10) Business Days after the expiration of the Suspension Period (1) in effect when the Notice and Questionnaire is delivered or (2) put into effect within ten (10) Business Days of such delivery date:
     (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Selling Securityholder Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Transfer Restricted Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable efforts to cause any such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is thirty (30) days after the date such post-effective amendment is filed; and

     (ii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(e)(i);
provided that if such Selling Securityholder Questionnaire is delivered during a Suspension Period, the Company shall so inform the Holder delivering such Selling Securityholder Questionnaire and shall take the actions set forth in clauses (i) and (ii) above upon expiration of the Suspension Period in accordance with Section 4(b). Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to ten (10) Business Days from the expiration of a Suspension Period (and the Company shall incur no obligation to pay Liquidated Damages during such extension) if such Suspension Period shall be in effect on the Amendment Effectiveness Deadline Date; and provided further, that after the date of effectiveness of the Shelf Registration Statement, the Company shall not be obligated to file more than one post-effective amendment in any 60-day period (measured from the date any previous post-effective amendment has been filed, or in the case of the first post-effective amendment, the date the first Selling Securityholder Questionnaire is delivered to the Company after the date of effectiveness) for the purpose of naming Holders as selling securityholders who were not so named in the Shelf Registration Statement at the time of effectiveness.
     3. Liquidated Damages.
     If:
     (i) the Shelf Registration Statement is not filed with the Commission prior to or on the Shelf Filing Deadline;
     (ii) the Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date;
     (iii) the Company has failed to perform its obligations set forth in Section 2(e) within the time period required therein;
     (iv) any post-effective amendment to a Shelf Registration filed pursuant to Section 2(e)(i) has not become effective under the Securities Act on or prior to the Amendment Effectiveness Deadline Date;

     (v) except as provided in Section 4(b)(i) hereof, the Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose; or
     (vi) (A) prior to or on the 30th under the provisions of Section 4(b), of any Suspension Period, such suspension has not been terminated or (B) Suspension Periods exceed an aggregate of 60 days in any 360 day period,
(each such event referred to in foregoing clauses (i) through (v), a “Registration Default”), the Company hereby agrees to pay interest as partial relief for the damages (“Liquidated Damages”) with respect to the Transfer Restricted Securities from and including the day following the Registration Default to but excluding the earlier of (1) the day on which the Registration Default has been cured and (2) the date the Shelf Registration Statement is no longer required to be kept effective, in an amount in cash equal to one and one-half percent (1.5%) of the aggregate outstanding principal amount of Notes on each of the following days: (i) the day of the Registration Default and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until such Registration Default is cured; provided that in no event shall Liquidated Damages exceed 10% of the Holder’s initial investment in the Notes in the aggregate and provided, further, that Liquidated Damages shall only accrue with respect to clauses (iii) and (iv) above with respect to Notes for which the Company has failed to perform its obligations under Section 2(e) above, and with respect to clauses (v) and (vi) above only for Notes for which a Holder is named as a selling securityholder on the Shelf Registration Statement. Liquidated Damages shall be paid within five (5) Business Days of the day of the Registration Default, and thereafter on the earlier of (I) the last day of the calendar month during which such Liquidated Damages are incurred and (II) the third Business Day after the event or failure giving rise to the Liquidated Damages is cured. In the event the Company fails to pay Liquidated Damages in a timely manner, such Liquidated Damages shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.
     All obligations of the Company set forth in this Section 3 that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

     Nothing shall preclude a Holder from pursuing or obtaining any other remedies at law or in equity, including specific performance, with respect to this Agreement.
     The parties hereto agree that the liquidated damages provided for in this Section 3 constitutes a reasonable estimate of the damages that may be incurred by Holders of Transfer Restricted Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Transfer Restricted Securities in accordance with the provisions hereof.
     4. Registration Procedures.
     (a) In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 4(b) hereof and shall prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act in accordance with Section 2 hereof; provided that before filing any Shelf Registration Statement or Prospectus or any amendments or supplements (other than a prospectus supplement filed solely to update the selling securityholder information in the Prospectus) thereto with the SEC, the Company shall furnish to the Holders and counsel for the Holders copies of all such documents proposed to be filed which documents (other than a prospectus supplement filed solely to update the selling securityholder information in the Prospectus) will be subject to the review of such counsel for a period of three (3) Business Days, and the Company will not file the Shelf Registration Statement or Prospectus or any amendment or supplement thereto (other than documents incorporated by reference) to which such counsel shall reasonably object within three (3) Business Days after the receipt thereof.
     (b) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Company shall:
     (i) Subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use its reasonable efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Company shall file promptly an appropriate amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for resale of Transfer Restricted Securities during the Effectiveness Period as soon as practicable thereafter. Notwithstanding the foregoing, the Company may suspend the use of the Prospectus and may elect to suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders for a period not to exceed an aggregate of 30 days in any 90-day period (each such period, a “Suspension Period”) if:
     (x) an event occurs and is continuing as a result of which the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein would, in the Company’s judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
     (y) the Company determines in good faith that the disclosure of such event at such time would be seriously detrimental to the Company and its subsidiaries;
provided, however, that Suspension Periods shall not exceed an aggregate of 60 days in any 360-day period. The Company shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Suspension Period and the Company agrees that it will not specify in the written notice to the Holders any material non-public information.
     (ii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf

Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus.
     (iii) Advise the selling Holders promptly and, if requested by such selling Holders, to confirm such advice in writing:
     (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective;
     (B) of any request by the Commission or any other federal or state governmental authority for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;
     (C) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes;
     (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Transfer Restricted Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or
     (E) of the existence (but not the substance) of any fact, other than material non-public information, or the happening of any event during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading.
If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time and will provide to each Holder who is named in the Shelf Registration Statement prompt notice of the withdrawal of any such order.
     (iv) Make available at reasonable times for inspection by one or more representatives of the selling Holders, and one attorney or accountant retained by such selling Holders, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act, and cause the Company’s officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, attorney or accountant in connection therewith; provided, however, that the Company shall have no obligation to deliver information to any selling Holder or representative pursuant to this Section 4(b)(iv) unless such selling Holder or representative shall have executed and delivered a confidentiality agreement in a form reasonably acceptable to the Company relating to such information.

     (v) If requested by any selling Holders, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” and “Selling Securityholders” of the Transfer Restricted Securities.
     (vi) Furnish to each selling Holder upon such Holder’s written request, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request).
     (vii) Deliver to each selling Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D) or 4(b)(i), the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.
     (viii) Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions in the United States as the selling Holders may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to general or unlimited service of process or to taxation in any such jurisdiction if it is not now so subject.

     (ix) Cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders may reasonably request at least two (2) Business Days before any sale of Transfer Restricted Securities made by such Holders.
     (x) Subject to Section 4(b)(i) hereof and the provision in clause (viii) above, use its reasonable efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities.
     (xi) Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use its reasonable efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.
     (xii) Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture with certificates for the Notes that are in a form eligible for deposit with The Depository Trust Company.
     (xiii) Subject to Section 4(b)(i) hereof, otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act.
     (xiv) Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration

Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.
     (xv) Cause all Common Stock covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which Common Stock is then listed or quoted, if any.
     (xvi) Provide to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, unless such document is available through the Commission’s EDGAR system.
     (xvii) Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Shelf Registration Statement, which statements shall cover said 12-month periods.
     (c) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice (a “Suspension Notice”) from the Company of the existence of any fact of the kind described in Section 4(b)(iii)(D) or 4(b)(i) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until:

     (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xi) hereof; or
     (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.
If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such Suspension Notice.
     (d) Each Holder agrees, by acquisition of the Transfer Restricted Securities, that no Holder shall be entitled to sell any of such Transfer Restricted Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Selling Securityholder Questionnaire as required pursuant to Section 2(e) hereof (including the information required to be included in such Selling Securityholder Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Transfer Restricted Securities. Any sale of any Transfer Restricted Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.
     5. Registration Expenses.

     All expenses incident to the Company’s performance of or compliance with this Agreement shall be borne by the Company regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:
     (i) all registration and filing fees and expenses;
     (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;
     (iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Notes) and the Company’s expenses for messenger and delivery services and telephone;
     (iv) all fees and disbursements of counsel to the Company;
     (v) all reasonable fees and disbursements of one counsel chosen by the Holders of a majority of Transfer Restricted Securities;
     (vi) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof, if any; and
     (vii) all fees and disbursements of independent certified public accountants of the Company.
     The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.
     6. Indemnification and Contribution.
     (a) The Company agrees to indemnify, defend and hold harmless each Holder of Transfer Restricted Securities, such Holder’s directors, officers, members, agents, and employees and each person, if any, who controls any such Holder within the meaning of the Securities Act (each, an “Indemnified Holder”), against any loss, claim, damage, liability, action, cost or expense, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability, action, cost or expense relating to resales of the Transfer Restricted Securities), to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, liability, action, cost or expense arises out of, or is based upon:
     (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Shelf Registration Statement as originally filed or in any amendment thereof, in any Prospectus, or in any amendment or supplement thereto or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment on supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a “Blue Sky Application”); or
     (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, action, cost or expense; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, action, cost or expense arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have.
     (b) Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees and each person, if any, who controls the Company within the meaning of the Securities Act to the same extent as the foregoing indemnity from the

Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement set forth in this Section shall be in addition to any liabilities which any such Holder may otherwise have. In no event shall any Holder, its directors, officers or any person who controls such Holder be liable or responsible for any amount in excess of the amount by which the net proceeds received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement exceeds the amount of any damages that such Holder, its directors, officers or any person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action is brought against an indemnified party, and it notifies the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ a separate counsel to represent such indemnified party and its officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified parties against the indemnifying party under this Section 6 (i) if the indemnifying party has failed within a reasonable time after receipt of notice to assume defense of a proceeding to retain counsel reasonably satisfactory to the indemnified party and (ii) if the indemnified party shall have been advised by legal counsel that there may be one or more legal defenses available to such indemnified party and their respective officers, employees and controlling persons that are different from or additional to those available to the indemnifying party, and in that event, the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall:
     (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding, or
     (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment in accordance with this Section 6.
     (d) The indemnifying party under this Section shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have validly requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 6(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid valid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such valid request prior to the date of such settlement.

No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
     (e) If the indemnification provided for in this Section 6 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (or action in respect thereof):
     (i) in such proportion as is appropriate to reflect the relative benefits received by the Company from the offering and sale of the Transfer Restricted Securities on the one hand and a Holder with respect to the sale by such Holder of the Transfer Restricted Securities on the other, or
     (ii) if the allocation provided by Section (6)(e)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 6(e)(i) but also the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations.
The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under the Exchange Agreements (before deducting expenses) received by the Company, on the one hand, bear to the net proceeds received by such Holder with respect to its sale of

Transfer Restricted Securities on the other. The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holders on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (e).
     The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6 shall be deemed to include, for purposes of this Section 6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim.
     Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder with respect to its sale of Transfer Restricted Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute as provided in this Section 6(d) are several and not joint.
     (f) The provisions of this Section 6 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive the sale by a Holder of Transfer Restricted Securities.
     7. Rule 144A and Rule 144. The Company agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.
     8. Miscellaneous.
     (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely, and that, in the event of any such failure, any Holder may seek such relief as may be required to specifically enforce the Company’s obligations under Section 2 hereof.
     (b) No Inconsistent Agreements. The Company will not on or after the date hereof, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Company shall not grant to any of its securityholders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities. The Company has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person, which rights conflict with the provisions hereof.
     (c) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof, with respect to a matter, which relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and does not directly or indirectly adversely affect the rights of other Holders, may be given by the Majority Holders, determined on the basis of Notes being sold rather than registered under such Shelf Registration Statement.
     (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, facsimile transmission, or air courier guaranteeing overnight delivery:
     (i) if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common Stock, as the case may be
     With, in the case of notice to Highbridge International LLC, a copy to:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Fax No.: (212) 593-5955
Attn: Eleazer N. Klein, Esq.; and
     (ii) if to the Company, initially at its address set forth in the Exchange Agreements,
With a copy to:
Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, California 94304
Fax No.: (650) 493-6811
Attn: Michael O’Donnell
     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.
     Any party hereto may change the address for receipt of communications by giving written notice to the others.

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities, provided, however, that nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Exchange Agreements or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all the terms of this Agreement except for Section 8 hereof, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.
     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (g) Notes Held by the Company or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its Affiliates (other than subsequent Holders if such subsequent Holders are deemed to be Affiliates solely by reason of their holding of such Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (i) Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York. Each party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
     (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
     (k) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.
     (l) Entire Agreement. This Agreement, together with the Exchange Agreements and the Indenture, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CIPHERGEN BIOSYSTEMS, INC.
By:	/s/ Gail S. Page
	Name:	Gail S. Page
	Title:	President and Chief Executive Officer

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HIGHBRIDGE INTERNATIONAL LLC

By: HIGHBRIDGE CAPITAL MANAGEMENT, LLC

By:	/s/ Adam J. Chill

Adam J. Chill, Managing Director

DEERFIELD INTERNATIONAL LIMITED

By:	/s/ Darren Levine

Name:	Darren Levine
Title:	CFO

DEERFIELD PARTNERS, L.P.

By:	/s/ Darren Levine

Name:	Darren Levine
Title:	CFO

BRUCE FUNDS, INC.

By:	/s/ R. Jeffrey Bruce

Name:	R. Jeffrey Bruce
Title:	Secretary

PROFESSIONAL LIFE & CASUALTY

By:	/s/ R. Jeffrey Bruce

Name:	R. Jeffrey Bruce
Title:	Director

ANNEX A
LIST OF INITIAL PURCHASERS

Name of Initial Purchaser	Principal Amount of Notes
Highbridge International LLC	$11,100,000
Deerfield International Limited	$1,560,000
Deerfield Partners, L.P.	$1,440,000
Bruce Fund, Inc.	$1,800,000
Professional Life & Casualty	$600,000

ANNEX B
SELLING SECURITYHOLDER QUESTIONNAIRE
     The undersigned beneficial owner (the “Selling Securityholder”) of the 7.00% Convertible Senior Notes due 2011 (the “Notes”) of Ciphergen Biosystems, Inc. (the “Company”) or the shares of the Company’s Common Stock, par value $0.001 per share, issuable upon conversion of the Notes (the “Common Stock” and, together with the Notes, the “Registrable Securities”) hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Selling Securityholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Securityholder Questionnaire and the Registration Rights Agreement.
     Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors, the Company’s officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Selling Securityholder Questionnaire. The undersigned hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.
     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

(2)	Address for Notices to Selling Securityholder:

Telephone (including area code):

Fax (including area code):

Contact Person:

(3)	Beneficial Ownership of Registrable Securities:

(a) Type and Principal Amount/Number of Registrable Securities beneficially owned:

(b) CUSIP No(s). of such Registrable Securities beneficially owned:

(4)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

(a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

(b) CUSIP No(s). of such Other Securities beneficially owned:

(5)	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)	Is the Selling Securityholder a registered broker-dealer?

Yes	☐

No	☐

If “Yes”, please answer subsection (a) and subsection (b):

	(a)	Did the Selling Securityholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?

		Yes	☐

			No	☐

		(b)	If you answered “No” to question 6(a), please explain your reason for acquiring the Registrable Securities:

(7)	Is the Selling Securityholder an affiliate of a registered broker-dealer?

	Yes	☐

	No	☐

If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):

		(a)	Did the Selling Securityholder purchase the Registrable Securities in the ordinary course of business (if no, please explain)?

			Yes	☐

			No	☐ Explain:

		(b)	Did the Selling Securityholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally purchased (if yes, please explain)?

			Yes	☐ Explain:

			No	☐

(8)	Is the Selling Securityholder a non-public entity?

	Yes	☐

	No	☐

If “Yes”, please answer subsection (a):

(a) Identify the natural person or persons that have voting or investment control over the Registrable Securities that the non-public entity owns:

(9)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder (including its donees and pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, in accordance with the Registration Rights Agreement, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholders will be responsible for underwriting discounts or commissions or agent commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve cross or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:
Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.
               The undersigned Selling Securityholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.
               Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.
               In the event the undersigned transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Shelf Registration Statement, the undersigned agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Selling Securityholder Questionnaire and the Registration Rights Agreement.
               In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law or by the staff of the Commission for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at anytime while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.

               By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.
               Once this Selling Securityholder Questionnaire is executed by the undersigned and received by the Company, the terms of this Selling Securityholder Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Selling Securityholder Questionnaire shall be governed in all respects by the laws of the State of New York.
               IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner

By:

Name:

Title:

PLEASE RETURN THE COMPLETED AND EXECUTED SELLING
SECURITYHOLDER QUESTIONNAIRE TO THE COMPANY AT:
CIPHERGEN BIOSYSTEMS, INC.
6611 Dumbarton Circle
Fremont, California 94555
Tel: (510) 505-2100
Fax: (510) 505-2107
Attn: Chief Executive Officer